EXHIBIT 23.1


                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                        ---------------------------------


We consent to the incorporation by reference in Rio Tinto plc's Registration Statement No. 333-7328 on Form S-8 of our report dated June 29, 2007, relating to the financial statements of the U.S. Borax Inc. 401(k) Plan for Hourly Employees for the year ended December 31, 2006, which appears in this Form 11-K.




/s/ Tanner LC

Salt Lake City, Utah
June 29, 2007




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